                     THIRD AMENDMENT TO AND REAFFIRMATION OF
            AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                              AND RELATED DOCUMENTS

       THIS THIRD AMENDMENT TO AND REAFFIRMATION OF AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT AND RELATED DOCUMENTS (the "Amendment") is made and dated as of the 18th day of December, 1996 by and among FIRST MORTGAGE CORPORATION, a California corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), and the other lenders from time to time party thereto (BOA and such other lenders being referred to herein, individually, as a "Lender" and collectively the "Lenders"), and BOA, as agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

       A. Pursuant to that certain Amended and Restated Mortgage Loan Warehousing Agreement dated as of September 1, 1995 among the Agent, the Lenders, and the Company (as amended from time to time, the "Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

       B. The parties hereto desire to amend the Agreement in certain respects in order to add a sub-facility for financing the gestation of Mortgage-Backed Securities after their initial certification, all as more particularly described below.

       NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT


       1 . Gestation Advances. To reflect the agreement of the parties hereto to add a sub-facility for financing the gestation of Mortgage-Backed Securities after their initial certification and to incorporate additional interest rate provisions applicable thereto, Paragraphs 1 (a) through 1(e) of the Agreement ares hereby amended to read in their entirety as follows:

            "1(a) Credit Limit. On the terms and subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time but not including the Maturity Date (as such term and capitalized terms not otherwise defined herein are defined in Paragraph 11 below), make loans (the "Loans" or a "Loan"), in the form of either Regular

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Advances or Gestation Advances, pro rata in accordance with their respective
Percentage Shares, to the Company in amounts not to exceed, in the aggregate at any time outstanding:

             (1) In the case of Regular Advances, the lesser of-.

                 (i) The Credit Limit; and

                (ii) The Collateral Value of the Borrowing Base minus the aggregate dollar amount of all Gestation Advances outstanding; and

             (2) In the case of Gestation Advances, the least of:

                 (i) The Gestation Advance Sublimit;

                (ii) The Collateral Value of the Borrowing Base consisting of Eligible Gestation Mortgage Loans; and

                (iii) The Collateral Value of the Borrowing Base minus the aggregate dollar amount of all Regular Advances outstanding.

        1(b) Interest Rates Applicable to Loans. All Regular Advances shall initially bear interest at the Reference Rate and, thereafter, shall be maintained, at the election of the Company made from time to time as permitted herein, as Reference Rate Loans, Eurodollar Rate Loans and/or Established Rate Loans or any combination thereof. All Gestation Advances shall be maintained, at the election of the Company made from time to time as permitted herein, as Federal Funds Rate Loans and/or Established Rate Loans.

        l(c) Calculation of Interest. 'The Company shall pay interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment calculated on such Lender's Percentage Share of the principal amount of such Loans outstanding during the interest calculation period, at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs I (e), I (f), I (g) and I (h) below): (1) with respect to each Loan which is a Reference Rate Loan, at a fluctuating rate per annum equal to the Reference Rate during the applicable computation period, (2) with respect to each Loan which is an Established Rate Loan, at the Applicable Established Rate for the applicable computation period,
(3) with respect to each Loan which is a Eurodollar Loan,, at the Applicable Eurodollar Rate for the applicable Interest Period, and (4) with respect to each Loan which is a Federal Funds Rate Loan, the Applicable Federal Funds Rate.

        1(d) Payment of Interest. Interest accruing on Loans outstanding hereunder shall be payable directly to each Lender immediately following receipt by the Company from such Lender of an interest billing therefor. Interest accruing on Reference Rate Loans, Federal Funds Rate Loans and Established Rate Loans shall be payable monthly, in


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    arrears, as provided in Paragraph 2(d) below; interest accruing on
    Eurodollar shall be payable at the end of the applicable Interest Period.

                 1(e) Established Rate Loans.
                 (1) With respect to BOA's Percentage Share of Loans outstanding under the Agreement, the Company hereby agrees to maintain during any given calendar month (or applicable portion thereof) Available Deposits in noninterest bearing accounts with BOA, in such amounts as the Company and BOA may establish in a notice from BOA and acknowledged in writing by the Company at least five (5) Business Days prior to the first day of such month (the "Required Loan Balances" for such monthly period). If the Company maintains the Required Loan Balances as specified by BOA pursuant hereto, BOA hereby agrees to adjust the interest otherwise payable under Paragraph I (c) of the Agreement, against an equal dollar amount of BOA's Percentage Share of the daily average amount of Regular Advances and/or Gestation Advances outstanding under the Agreement during such monthly period (or applicable portion thereof), to the Applicable Established Rate.

                 (2) In the event the Company shall fail to maintain the Required Loan Balances with BOA (with the Required Loan Balances first being allocated to Regular Advances outstanding and then to Gestation Advances outstanding during the applicable computation period), the Company shall pay to BOA a fee (a "Deficiency Fee") computed against the average daily deficit of such Required Loan Balances during such month at a per annum balance deficiency rate equal to one hundred and fifteen percent (I 15.00%) of the Reference Rate (the "Balance Valuation Rate"). In the event that during any monthly period Available Deposits are maintained with BOA in excess of the Required Loan Balances for such month, such excess shall be given a value (a "Balance Credit") computed as follows: (1) the dollar amount of such excess, multiplied by (2) the Balance Valuation Rate for such month. Balance Credits may be credited by BOA against Deficiency Fees owing BOA hereunder at any time during the six months (or such longer period as is mutually agreeable to BOA and the Company) immediately following the month in which such Balance Credit first accrued.

                 (3) The Company hereby acknowledges and agrees that there is no requirement that Available Deposits be maintained in excess of Required Loan Balances and, consequently, under no circumstances shall the Company be entitled to any Balance Credit for such excess Available Deposits other than as expressly set forth herein, or to any Balance Credit following the Maturity Date, including, without limitation, following the occurrence of an Event of Default and acceleration of the Obligations.

                 (4) BOA will notify the Company in writing from time to time of the amount of any Deficiency Fees payable to BOA by the Company hereunder, and the Company shall pay such Deficiency Fees directly to BOA within five (5) Business Days of receipt of such notice. BOA may elect not to make demand for the payment of Deficiency Fees accruing from time to time and it is expressly agreed and understood that no such

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    Deficiency Fees shall, by reason of such failure of BOA to make demand therefor or otherwise, be deemed to have been waived by BOA (except as expressly waived in writing by BOA from time to time) and that all Deficiency Fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by BOA, shall automatically be due and payable in full on the Maturity Date."

       2. Use of Proceeds. To reflect the agreement of the parties hereto to restrict the use of proceeds from Gestation Advances, Paragraph 2(a) of the Agreement is hereby amended to read in its entirety as follows:

           "2(a) Use of Proceeds. The proceeds of all Regular Advances (including any Loans funded as a Swing Line Advance) shall be utilized by the Company solely for the purposes of (1) originating and/or acquiring Mortgage Loans (or repaying Swing Line Advances used for such purpose) and/or general working capital purposes. The proceeds of all Gestation Advances shall be utilized by the Company solely for the purpose of financing the gestation of Mortgage-Backed Securities after their initial certification."

3. Swing Line Advance-,. To reflect the agreement of the parties hereto that Swing Line Advances shall not be applicable to "Gestation Advances," Paragraph 2(m) of the
Agreement is hereby amended to insert the following sentence at the end of said
Paragraph: "In
no event shall Gestation Advances be funded through Swing Line Advances".

        4.  Definitions.

           (a) The following new defined terms are hereby added to Paragraph 11 of the Agreement in appropriate alphabetical position:

               ... "Agency Custodial Agreements' shall mean the F14LMC Custodial Agreement, the FNMA Custodial Agreement and the GNMA Custodial Agreement, as applicable. "

   "Agency Guide' shall mean the FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable."

   "Applicable Established Rate' shall mean: (a) with respect to Regular Advances which are being maintained as Established Rate Loans, one and one quarter percent (1.25%), and (b) with respect to Gestation Advances which are being maintained as Established Rate Loans, three quarters of one percent (0.75%).

                "Applicable Federal Funds Rate' shall mean the Federal Funds Rate plus three quarters of one percent (0.75%)."

               "Certificating Custodian' shall mean any Person acting as the Company's "document custodian," "custodian" or "certificating custodian," as such terms are used in the applicable Agency Guide, for purposes of (a) certifying that the documentation relating to
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Mortgage Loans received by such Person from the Company (or the Collateral
Agent) is complete and acceptable under the applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be party to the Agency Custodial Agreements."

"Eligible Gestation Mortgage Loan' shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by including such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Agent, the Collateral Agent and the Lenders at and as of the date of such computation):

             (a) Said Mortgage Loan meets all of the requirements in the definition of Eligible Committed Conforming Mortgage Loan (except the requirement set forth in subparagraph (f) of such definition) and was included in the Borrowing Base as an Eligible Committed Conforming Mortgage Loan prior to its inclusion as an Eligible Gestation Mortgage Loan; and

             (b) The documentation relating to said Mortgage Loan has been certified by a Certificating Custodian as complete and acceptable under the applicable Agency Guide for purposes of including said Mortgage Loan in a pool of Mortgage Loans in which a Mortgage-Backed Security %ill represent an interest."

"Federal Funds Rate' shall mean the rate per annum on overnight
Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as made available to and quoted by the Agent on the Business Day and at the time the Gestation Advance to be borrowed at a rate based on the Federal Funds Rate is requested."

 "FHLMC Custodial Agreement' shall mean the agreement, as amended, modified or supplemented from time to time, among FHLMC, the Company and any Person meeting the eligibility requirements set forth in the FHLMC Guide to serve as a "custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as a Certificating Custodian."

"FHLMC Guide' shall mean the "Sellers & Servicers' Guide" published by FHLMC, as amended, modified or supplemented from time to time."

 "FNMA Custodial Agreement' shall mean the agreement, as amended, modified or supplemented from time to time, among FNMA, the Company and any Person meeting the eligibility requirements set forth in the FNMA Guide to serve as a "document custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as a Certificating Custodian."

 "FNMA, Guide' shall mean, collectively, the "Selling Guide" and the "Servicing
   Guide" published by FNMA, as amended, modified or supplemented from time to time."

               "Gestation Advance' shall mean a Loan advanced pursuant to Paragraph I (a)(2) above, the proceeds of which are utilized by the Company for financing the gestation of Mortgage-Backed Securities after the initial certification and the Company by borrowing said Loan as a Gestation Advance shall be deemed to represent and warrant to the Agent and the Lenders that the proceeds of said Loan are and Ml] be so utilized by the Company.

                "Gestation Advance Sublimit' shall mean $7,500,000.00."

               "GNMA Custodial Agreement' shall mean the agreement, as amended, modified or supplemented from time to time, among GNMA, the Company and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a "certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as a Certificating Custodian."

               "GNMA Guide' shall mean, collectively, the "GNMA I Mortgage Backed Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified or supplemented from time to time."

               "HUD' shall mean the Department of Housing and Urban Development and any successor thereto."

               "Regular Advance' shall mean a Loan advanced pursuant to Paragraph 1 (a)(1) above, the proceeds of which are utilized by the Company solely for the purposes of (a) originating and/or acquiring Mortgage Loans (or repaying Swing Line Advances used for such purpose) and/or (b) general working capital purposes, and the Company by borrowing said Loan as a Regular Advance shall be deemed to represent and warrant to the Agent and the Lenders that the proceeds of said Loan are and will be so utilized by the Company."

                    (b) The following definitions are hereby amended to read in their respective entireties as follows:
                "Established Rate Loans' shall mean Regular Advances and/or Gestation
   Advances during such time as they are being made and/or maintained at the Applicable Established Rate."

               " Federal Funds Rate Loans' shall mean Gestation Advances during such time as they are being made and/or maintained at the Applicable Federal Funds Rate.

               "'Reference Rate Loans' shall mean Regular Advances during such time as they are being made and/or maintained at the Reference Rate."

                 (c)  The definition of the term "Established Rate" is hereby
                 deleted from Paragraph 11 of the   Agreement.

 (d) Subparagraph (a) of the definition of the term "Collateral Value" is hereby amended to add the phrase "or an Eligible Gestation Mortgage Loan" Following the phrase "or an Eligible Committed Non-Conforming Mortgage Loan" in the second line thereof

           (e) The definition of the term "Eligible Committed Conforming Mortgage Loan" is hereby amended by deleting the word "and" at the end of subparagraph (d) thereof, by deleting the period and inserting the phrase "; and" at the end of subparagraph (e) thereof, and by adding a new subparagraph
(f) thereto to read in its entirety as follows: "(f,) Said Mortgage Loan is not an Eligible Gestation Mortgage Loan."

           (f) The definition of the term "Eligible Mortgage Loan" is hereby amended as follows:

                (1) The lead-in section to subparagraph (r) is hereby amended to read as follows:

                    "(r) There has been delivered to the Collateral Agent for such Mortgage Loan: (i) those items described on Exhibit H attached hereto prior to the inclusion of such Mortgage Loan in the Borrowing Base, (ii) if the Collateral Agent or any Lender has so requested in writing, those additional items described in Exhibit I attached hereto, and (iii) if such Mortgage Loan is to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan, a FHLMC Custodial Certification Schedule (Form 1034), a FNMA Schedule of Mortgages (Form 2005) or a GNMA Schedule of Pooled Mortgages (HUD Form II 706) (or any comparable or successor form thereto) listing such Mortgage Loan as a Mortgage Loan to be pooled in support of a Mortgage-Backed Security, in each case completed and duly executed by a Certificating Custodian on or prior to the inclusion of such Mortgage Loan in the Borrowing Base as an Eligible Gestation Mortgage Loan; and the Collateral Agent has confirmed what Type of Mortgage Loan such Mortgage Loan is; provided, however, that even if such items have not been so delivered to the Collateral Agent, such Mortgage Loan may still qualify as an "Eligible Mortgage Loan" if""


                (2) Subparagraph (v) is hereby amended to read in its entirety as follows:

                    "(v) Unless said Mortgage Loan is an Eligible Foreclosure Mortgage Loan or an Eligible Gestation Mortgage Loan, said Mortgage Loan has not previously been included in the Borrowing Base."

           (g) The definition of the term "Type" is hereby amended to read in its entirety as follows:

"Type' for any Mortgage Loan shall mean an Eligible Committed Conforming
    Mortgage Loan, an Eligible Committed Non-Conforming Mortgage Loan, an Eligible Foreclosure Mortgage Loan, an Eligible Uncommitted Conforming Mortgage Loan or an Eligible Gestation Mortgage Loan."

       5. Amendment of Security Agreement. To reflect the agreement of the parties hereto to amend the Security Agreement to provide for the inclusion of Eligible Gestation Mortgage Loans in the Borrowing Base:

           (a) Paragraph 2 of the Security Agreement is hereby amended by adding the following passage at the end thereof:

   "In addition to the requirements set forth above, delivery of any Mortgage Loan as Collateral to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan shall be effected by delivery by the Debtor to the Collateral Agent of an election to such effect in the form of that attached hereto as Exhibit G. Thereafter, such Mortgage Loan shall be included in the Borrowing Base as an Eligible Gestation Mortgage Loan upon the Collateral Agent's receipt of (as applicable) a FHLMC Custodial Certification Schedule (Form 1034), a FNMA Schedule of Mortgages (Form 2005) or a GNMA Schedule of Pooled Mortgages (HUD Form II 706) (each of such schedules and any comparable or successor form thereto, a "Gestation Certification") listing such Mortgage Loan as a Mortgage Loan to be pooled in support of a Mortgage-Backed Security, in each case completed and duly executed by the Certificating Custodian on or prior to the date such Mortgage Loan is to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan. Collateral Agent's responsibility to review such Collateral to be included in the Borrowing Base as an Eligible' Gestation Mortgage Loan is limited to ensuring that each Gestation Certification has been completed and executed by a Certificating Custodian. If a Certificating Custodian returns to the Collateral Agent documentation relating to any Mortgage Loan Following such Certificating Custodian's determination that such Mortgage Loan is not suitable for pooling, such Mortgage Loan shall be included in the Borrowing Base as another Type of Eligible Mortgage Loan if such Mortgage Loan satisfies all eligibility requirements therefor. If the Collateral Value of a group of Mortgage Loans to be delivered for inclusion in the Borrowing Base as Eligible Gestation Mortgage Loans, when added to the Collateral Value of all Mortgage Loans already included in the Borrowing Base as Eligible Gestation Mortgage Loans, shall exceed the Gestation Advance Sublimit at any time, the Collateral Agent shall include such excess in the Borrowing Base as another Type or Types of Eligible Mortgage Loan if such Mortgage Loans satisfy all eligibility requirements respectively therefor."

           (b) Paragraph 5 of the Security Agreement is hereby amended to read in its entirety as follows:

        5.   Collateral A gent's Review of Collateral 7 Certifications.



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(a) Each delivery of Mortgage Loans to the Collateral Agent shall be accompanied by a collateral transmittal form in the form of that attached hereto as
    Exhibit 3., as such form may be modified from time to time at the direction of the Agent. Upon any receipt of Required Documents for any Mortgage Loan, the Collateral Agent shall review the same and verify that (1) all Required Documents relating to such Mortgage Loan appear regular on their face and are in the Collateral Agent's possession; and (2) the statements set forth on Exhibit 2 hereto are accurate and complete in all respects. In the event that the Company had been requested to deliver the additional items described on Exhibit J to the Credit Agreement with respect to any item of Collateral, the Collateral Agent shall review and verify such additional documents consistent with the obligations of the Collateral Agent above.

            (b) Eligible Gestation Mortgage Loans to be included in the Borrowing Base shall be deemed delivered to the Collateral Agent upon the receipt by the Collateral Agent of any completed and executed Gestation Certification for such Mortgage Loans; provided that Debtor shall have elected to include such Mortgage Loans in the Borrowing Base as an Eligible Gestation Mortgage Loan pursuant to the shipping request and authorization in the form of Exhibit 6 hereto and the Collateral Agent is in possession of an applicable bailee letter in respect of such Mortgage Loans. Upon the receipt of any Gestation Certification for any item of Collateral to be included in the Borrowing Base as an Eligible Gestation Mortgage Loan, Collateral Agent shall review such Gestation Certification to determine if it appears regular on its face.

            (c) Verification for Collateral delivered during any period covered by a collateral report referred to in Paragraph 7 below shall be set forth in such report. If Collateral Agent notes any exception in the review described in subparagraphs (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, Collateral Agent shall so note in its next collateral report delivered to Lenders and shall hold such item of Collateral pending further instructions from the Lenders. Unless so agreed in writing by Collateral Agent in its sole discretion, in no event shall such item be included in any calculation of the Borrowing Base. In the event that Debtor had been requested to deliver the items described on Exhibit I to the Credit Agreement with respect to any item of Collateral, Collateral Agent shall review and verify such additional documents consistent with the obligations of Collateral Agent above."

       (c)     A new Exhibit G in the form of that attached hereto as Amendment
Exhibit is hereby added to the Security Agreement.

       6. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution, delivery and performance by the Company of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the

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Obligations of the Company under the Agreement and this Amendment, and (c) the
Security Agreement remains in full force and effect in that such agreement constitutes a continuing first priority security interest in and lien upon the Collateral.

       7. Effective Date. This Amendment shall be effective on the earliest date (the "Effective Date") upon which (a) all parties signatory hereto have executed this Amendment, and (b) the Agent has received such board resolutions, incumbency certificates and other additional documentation as it may request in connection herewith.

       8. No Other Amendment. Except as expressly amended herein, the Agreement and other Loan Documents shall remain in full force and effect as currently written.

       9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

       10. Representations and Warranties. The Company hereby represents and warrants to the Agent, the Lenders and the Collateral Agent as follows:

            (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

            (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Agreement are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default under the Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                           FIRST MORTGAGE CORPORATION., a California corporation


                                      By:.
                           Name:
                           Title:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent



By:
Name: Thomas A. Pizurie
Title:  Vice President



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as a Lender



By:
Name:  Thomas A. Pizurie
Title:  Vice President

                                           AMENDMENT EXHIBIT G


                  ELECTION FOR INCLUSION IN THE BORROWING BASE
                       AS ELIGIBLE GESTATION MORTGAGE LOAN

     Pursuant to that certain Security and Collateral Agency Agreement (Warehousing) dated as of September 1, 1995 (as amended and reaffirmed from time to time, the "Security Agreement") by and between Bank of America National Trust and Savings Association (the "Collateral Agent") and First Mortgage Corporation (the "Company"), by checking any of the items below, the Company hereby requests the Collateral Agent to include the Mortgage Loans described on Schedule 1 attached hereto to be included as Eligible Gestation Mortgage Loans in the computation of the Collateral Value of the Borrowing Base upon the Collateral Agent's receipt of the following Gestation Certification(s) listing such Mortgage Loans, completed and executed by the applicable Certificating
Custodian:

    FHLMC Custodial Certification Schedule (Form 1034).

    FNMA Schedule of Mortgages (Form 2005).

    GNMA Schedule of Pooled Mortgages (HUD Form 11706).(HUD Form 11706).

    Other form of Gestation Certification.

We hereby certify that the Take-out Commitment applicable to the Mortgage Loans to be included in the Borrowing Base as Eligible Gestation Mortgage Loans pursuant hereto is as set forth on the applicable Gestation Certification. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Security Agreement.

                            FIRST MORTGAGE CORPORATION, a California corporation



                            By:
                            Name:
                            Title: